Leonetti Balanced Fund










                               Semi-Annual Report

                                December 31, 1996

January, 1997

Dear Shareholder:

The Leonetti Balanced Fund gained 6.83 percent in 1996, while the Lipper Balanced Index returned 14.49 percent during the same time frame. The Fund's total return since inception (August 1, 1995) is 13.30 percent (9.20% on an annualized basis).* The Fund currently has over $10 million in assets. A dividend of .0899 cents per share was declared and paid in December, 1996.

Last year's appearance of added volatility, coupled with the extreme narrowness of stock issues participating in the advance made it difficult to outperform the indices. The two percent total return offered by the Treasury's 30-year bond made the comparison that much harder to attain. Additionally, our allocation to the high technology sector mid-year resulted in returns below the Lipper Balanced Index, which we were unable to recoup during the year. Thus, our 1996 returns ended far below our expectations.

The Fund's portfolio is prominently diversified across many sectors of the economy. In our view a diversified portfolio of quality growth companies is an admirable strategy during periods of increased volatility for individual stocks. We believe this positioning will result in increased returns and better performance in the future.

At the year's end the portfolio mix consisted of nearly 75% common stocks, 22% fixed-income holdings and 3% in cash equivalent securities. The ten largest equity holdings in the Fund were: Caterpillar, Chevron, General Motors, AT&T, International Paper, Minnesota Mining & Manufacturing, General Electric, AllState, Eastman Kodak and Tyco International. The fixed-income portion of the Fund is comprised of U.S. Treasury Notes with an average maturity of one year, which we maintain is fitting at this point in the interest rate cycle.

As noted last January, the cash segment of the portfolio mix was reduced to purchase stocks in the financial and medical industries, among others. That strategy proved timely and should continue to benefit the Fund throughout the first quarter of 1997. We believe the stock market will prove many naysayers wrong and push to still higher highs. Looking forward, the long bond's interest rate should be in the 6 - 7.25 percent range.

We look forward to 1997 and anticipate better returns for our shareholders. We wish to thank everyone, especially our shareholders, for their continued support of the Leonetti Balanced Fund.

Cordially,

LEONETTI & ASSOCIATES, INC.

      *Past performance does not guarantee future results. Share value and returns fluctuate and you may have a gain or loss when you sell shares. Performance results for the Leonetti Balanced Fund and the Lipper Balanced Index include reinvested dividends, interest and other earnings.

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 74.9%                                                             Market Value
-------------------------------------------------------------------------------------------------------------------
                     Aerospace - Defense: 1.2%
       2,000         Rockwell International Corp.............................................            $ 121,750
                                                                                                         ---------

                     Airlines: 0.7%
       3,000         USAir Group.............................................................               70,125
                                                                                                            ------

                     Auto: 4.3%
       8,000         General Motors Corp.....................................................              446,000
                                                                                                           -------

                     Banks: 1.4%
       3,150         Commerce Bancshares, Inc................................................              145,687
                                                                                                           -------

                     Biomed - Genetics: 1.6%
       3,000         Amgen, Inc..............................................................              163,125
                                                                                                           -------

                     Chemicals: 1.5%
       4,000         Monsanto Company........................................................              155,500
                                                                                                           -------

                     Commercial Services - Miscellaneous: 1.3%
       2,100         Ambresco, Inc...........................................................               56,175
       4,000         Employee Solutions, Inc.................................................               82,000
                                                                                                            ------
                                                                                                           138,175
                                                                                                           -------
                     Computer Hardware: 5.6%
       2,000         Compaq Computer Corp....................................................              148,500
       3,000         Hewlett Packard Company.................................................              150,750
       3,500         NCR Corp................................................................              117,688
       6,000         Sun Microsystems, Inc...................................................              154,125
                                                                                                           -------
                                                                                                           571,063
                                                                                                           -------
                     Computer - Memory Devices: 0.7%
       2,670         Imation Corp............................................................               75,093
                                                                                                           ------

                     Computer - Peripheral Equipment: 1.3%
       3,000         Lexmark International Group, Inc........................................               82,875
       2,000         Microtouch, Inc.........................................................               48,000
                                                                                                            ------
                                                                                                           130,875
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited), Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Computer Software: 0.7%
       4,000         Activision, Inc.........................................................             $ 51,500
       2,000         Ross Systems, Inc.......................................................               19,250
           -                                                                                                ------
                                                                                                            70,750
                                                                                                            ------
                     Cosmetics - Personal Care: 0.7%
       3,000         Amrion, Inc.............................................................               67,875
                                                                                                            ------

                     Diversified Operations: 9.0%
       3,000         American Standard Companies, Inc........................................              114,750
       3,000         General Electric Company................................................              296,625
       3,700         Minnesota Mining & Manufacturing Company................................              306,637
       4,000         Tyco International, Ltd.................................................              211,500
                                                                                                           -------
                                                                                                           929,512
                                                                                                           -------
                     Electrical - Control Instruments: 1.2%
       3,000         General Signal Corp.....................................................              128,250
                                                                                                           -------

                     Finance - Mortgage & Related Services: 1.8%
       5,000         Federal National Mortgage Association...................................              186,250
                                                                                                           -------

                     Financial: 1.3%
       4,000         First Security Corp.....................................................              135,000
                                                                                                           -------

                     Food: 2.8%
       3,500         Flowers Industries......................................................               75,250
       3,000         H.J. Heinz Company......................................................              107,250
       3,000         Quaker Oats Company.....................................................              114,375
                                                                                                           -------
                                                                                                           296,875
                                                                                                           -------
                     Insurance: 2.3%
       4,000         AllState Corp...........................................................              231,500
                                                                                                           -------

                     Leisure: 2.5%
       2,750         Eastman Kodak Company...................................................              220,688
       2,000         First Years, Inc........................................................               32,500
                                                                                                            ------
                                                                                                           253,188
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited), Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Leisure - Hotels & Motels: 0.5%
       2,000         Hilton Hotels Corp......................................................             $ 52,250
                                                                                                          --------

                     Machinery: 5.1%
       7,000         Caterpillar, Inc........................................................              526,750
                                                                                                           -------

                     Media - Newspapers: 1.5%
       2,000         Tribune Company.........................................................              157,750
                                                                                                           -------

                     Medical: 3.1%
       2,500         Abbott Laboratories.....................................................              126,875
       4,000         Allegiance Corp.........................................................              110,500
       2,500         American Medical Response...............................................               81,250
                                                                                                            ------
                                                                                                           318,625
                                                                                                           -------
                     Medical - Dental Supplies: 0.7%
       2,000         Henry Schein, Inc.......................................................               68,750
                                                                                                            ------

                     Medical - Hospitals: 0.9%
       4,000         Tenet Healthcare Corp...................................................               87,500
                                                                                                            ------

                     Oil: 5.1%
       8,000         Chevron Corporation.....................................................              520,000
                                                                                                           -------

                     Paper: 3.1%
       8,000         International Paper Company.............................................              323,000
                                                                                                           -------

                     Railroad: 1.3%
       3,000         Kansas City Southern Industries, Inc....................................              135,000
                                                                                                           -------

                     Retail - Discount Chains: 0.9%
       3,000         Toys R Us, Inc..........................................................               90,000
                                                                                                            ------

                     Retail - Drug Stores: 1.6%
       4,000         Walgreen Company........................................................              160,000
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited), Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Telecommunications: 3.4%
       8,000         AT&T Corp...............................................................            $ 348,000
                                                                                                         ---------

                     Telecommunications - Equipment: 2.3%
       3,000         Celeritek, Inc..........................................................               31,875
       2,000         Davox Corp..............................................................               82,500
       2,592         Lucent Technologies, Inc................................................              119,880
                                                                                                           -------
                                                                                                           234,255
                                                                                                           -------
                     Telecommunications - Services: 1.0%
       2,000         Mastec, Inc.............................................................              106,000
                                                                                                           -------

                     Transportation: 1.3%
       5,000         Canadian Pacific, Ltd...................................................              132,500
                                                                                                           -------

                     Waste Management: 1.2%
       4,000         USA Waste Services, Inc.................................................              127,500
                                                                                                           -------


                     Total Common Stocks (cost $6,682,588)...................................            7,704,473
                                                                                                         ---------


Principal Amount     U.S. GOVERNMENT OBLIGATIONS: 21.8%
-------------------------------------------------------------------------------------------------------------------
    $400,000         U.S. Treasury Note, 4.750%, due 2/15/97.................................              399,500
     350,000         U.S. Treasury Note, 5.625%, due 6/30/97.................................              350,109
     350,000         U.S. Treasury Note, 5.625%, due 1/31/98.................................              348,906
     400,000         U.S. Treasury Note, 5.125%, due 2/28/98.................................              396,375
     400,000         U.S. Treasury Note, 5.875%, due 4/30/98.................................              399,750
     350,000         U.S. Treasury Note, 5.875%, due 8/15/98.................................              349,673
                                                                                                           -------

                     Total U.S. Government Obligations (cost $2,246,138)                  ...            2,244,313
                                                                                                         ---------

                     REPURCHASE AGREEMENT: 3.5%
-------------------------------------------------------------------------------------------------------------------
     361,000         Star Bank Repurchase Agreement, 5.0%, dated 12/31/96, due 1/2/97, collateralized by $385,000 GNMA, due 1/20/24 (proceeds $361,099)
                     (cost $361,000).........................................................              361,000
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited), Continued
-------------------------------------------------------------------------------------------------------------------
                                                                                                      Market Value
-------------------------------------------------------------------------------------------------------------------
                     Total Investment in Securities (cost $9,289,726+): 100.2%...............          $10,309,786
                     Liabilities in excess of Other Assets: (0.2)%...........................              (21,922)
                                                                                                           -------
                     Total Net Assets: 100.0%................................................          $10,287,864
                                                                                                       ===========

+ At December 31, 1996,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 1,170,740
                     Gross unrealized depreciation..........................................              (150,680)
                                                                                                          --------
                              Net unrealized appreciation....................................          $ 1,020,060
                                                                                                       ===========


See Accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $9,289,726) (Note 2-A) ...........          $10,309,786
      Cash...................................................................................                  861
      Receivables:
            Fund shares sold.................................................................                3,500
            Dividends and interest...........................................................               44,018
      Organization costs, net of accumulated amortization of $7,924..........................               22,076
      Other assets...........................................................................               16,227
                                                                                                            ------
                  Total assets ..............................................................           10,396,468
                                                                                                        ----------

LIABILITIES
      Payables:
            Advisory fee.....................................................................                8,747
            Administration fee...............................................................                1,802
            Securities purchased.............................................................               98,055
                                                                                                            ------
                  Total liabilities..........................................................              108,604
                                                                                                           -------


NET ASSETS     ..............................................................................          $10,287,864
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($10,287,864/919,716 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $11.19
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $ 9,309,076
      Accumulated net realized loss on investments...........................................              (40,217)
      Overdistribution of net investment income..............................................               (1,055)
      Net realized appreciation on investments...............................................            1,020,060
                                                                                                         ---------
            Net assets ......................................................................          $10,287,864
                                                                                                       ===========

See Accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF OPERATIONS - For the Six Months ended December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest ........................................................................             $ 77,194
            Dividends........................................................................               67,240
            Other............................................................................                2,845
                                                                                                             -----
                  Total investment income ...................................................              147,279
                                                                                                           -------
      Expenses
            Advisory fees (Note 3) ..........................................................               51,596
            Administration fee (Note 3)......................................................               15,123
            Custodian and accounting fees....................................................                9,171
            Auditing fees....................................................................                7,719
            Registration fees................................................................                7,490
            Transfer agent fees..............................................................                3,624
            Amortization of organization costs...............................................                3,025
            Trustees' fees...................................................................                2,208
            Reports to shareholders..........................................................                1,718
            Miscellaneous fees...............................................................                1,513
            Legal fees.......................................................................                1,364
                                                                                                             -----
                  Total expenses.............................................................              104,551
                                                                                                           -------
                  Net investment income   ...................................................               42,728
                                                                                                            ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized loss from security transactions ..........................................              (45,449)
      Net change in unrealized appreciation on investments ..................................              460,091
                                                                                                           -------
            Net realized and unrealized gain on investments .................................              414,642
                                                                                                           -------
                  Net Increase in Net Assets Resulting from Operations ......................            $ 457,370
                                                                                                         =========

See Accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                Six Months        August 1, 1995*
                                                                                   ended              through
                                                                            December 31, 1996#     June 30, 1996
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................            $ 42,728            $ 74,945
Net realized (loss) gain from security transactions ...................             (45,449)              5,232
Net change in unrealized appreciation on investments...................             460,091             559,969
                                                                                    -------             -------
      Net increase in net assets resulting from operations ............             457,370             640,146
                                                                                    -------             -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..................................................             (81,667)            (37,061)
                                                                                    -------             -------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change in
      outstanding shares (a)...........................................            (175,054)          9,484,130
                                                                                   --------           ---------
      Total increase in net assets ....................................             200,649          10,087,215

NET ASSETS
Beginning of period ...................................................          10,087,215                 -0-
                                                                                 ----------                  -
End of period (including (overdistributed) undistributed net
      investment income of ($1,055) and $39,459, respectively).........         $10,287,864         $10,087,215
                                                                                ===========         ===========

(a) A summary of capital shares transactions is as follows:
                                                               Six Months ended        August 1, 1995*  through
                                                              December 31, 1996#             June 30, 1996
                                                             ---------------------    --------------------------
                                                             Shares        Value       Shares          Value
                                                             -------     ---------     -------       ----------
Shares sold ...........................................       72,189     $ 787,166     977,143       $9,934,701
Shares issued in reinvestment of distribution..........        7,321        80,379       3,510           37,061
Shares redeemed........................................      (94,234)   (1,042,599)    (46,213)        (487,632)
                                                             -------    ----------     -------         --------
Net (decrease) increase ...............................      (14,724)   $ (175,054)    934,440       $9,484,130
                                                             =======    ==========     =======       ==========

*Commencement of operations.

#Unaudited.

See Accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------
                                                                              Six Months           August 1, 1995*
                                                                                 ended                 through
                                                                          December 31, 1996#        June 30, 1996
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................                $10.80                  $10.00
                                                                               ------                  ------
Income from investment operations:
      Net investment income ...................................                   .05                     .09
      Net realized and unrealized gain on investments .........                   .43                     .76
                                                                                  ---                     ---
Total from investment operations...............................                   .48                     .85
                                                                                  ---                     ---
Less distributions:
      From net investment income...............................                  (.09)                   (.05)
                                                                                 ----                    ----
Net asset value, end of period ................................                $11.19                  $10.80
                                                                               ======                  ======

Total return ..................................................                  4.46%++                 8.46%++

Ratios/supplemental data:
Net assets, end of period (millions)...........................                 $ 10.3                 $ 10.1
Ratio of expenses to average net assets .......................                  2.03%+                  2.26%+
Ratio of net investment income to average net assets ..........                   .83%+                  1.02%+
Portfolio turnover rate .......................................                 45.54%                  42.16%
Average commission rate paid per share+++.......................                $.0600                 $.0600

#Unaudited.

*Commencement of operations.

+Annualized.

++Not Annualized.

+++For fiscal years beginning on or after  September 1, 1995, a fund is required to disclose its average  commission rate per share for security  trades on which  commissions  are charged.  This amount may vary from period to period and fund to fund  depending  on the mix of trades  executed  in various  markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and higher quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
      D. Deferred Organization Costs. The Fund has incurred expenses of $30,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced investment operations.
      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                             Leonetti Balanced Fund

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the six months ended December 31, 1996, Leonetti & Associates, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1996, the Fund incurred $51,596 in advisory fees.
      The Fund is responsible for its own operating expenses. The Advisor may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable laws or expense limitations.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million          $30,000
      $15 to $50 million         0.20% of average net assets
      $50 to $100 million        0.15% of average net assets
      $100 to $150 million       0.10% of average net assets
      over $150 million          0.05% of average net assets


      FirstFund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and Trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities, other than short-term investments, for the six months ended December 31, 1996 were $4,646,464 and $4,412,939, respectively.

                                     Advisor
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 105
                          Buffalo Grove, Illinois 60089
                                 (800) 454-0999

                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743

                                    Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104

                 This report is intended for the shareholders of
                  the Leonetti Balanced Fund and should not be
                   used as sales literature unless accompanied
                      or preceded by a current prospectus.